SUTOR

Sutor Technology Group Ltd.

Presentation for Roth Conference

February 2008

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Disclaimer

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

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Company Profile

Company Overview

- Founded in 2003, Sutor is a leading manufacturer and distributor of steel finishing fabrication products used in various industries such as construction, medical instruments and household appliances.
  - Headquartered in Changshu City, China
  - Total number of employees[1]: 380
  - Fiscal year end: June 30
  - Investor information at: http://www.sutorcn.com/

Notes:
(1) As of December 31, 2007

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Business and Operation Highlights

Listed on NASDAQ

- Sutor was listed on NASDAQ on February 11, 2008
  - Ticker Symbol: "**SUTR**"
  - Market Cap: USD202 million(1)
  - A total of 37,955,602 common shares outstanding(2)
  - ~20% public float


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Notes:
(1) As of February 14, 2008
(2) As of February 4, 2008

Established Global Sales and Marketing Networks

- Direct sales force consists of 40 sales & marketing professionals
- Indirect sales channel consists of 39 agents


Harbin
Changchun
Shenyang
Urumqi
Beijing
Yinchuan
Tianjin
Jinan
Xining
Shijiazhuang
Qingdao
Lanzhou
Nanjing
Shanghai
Xian
Zhengzhou
Chengdu
Wuhan
Hangzhou
Chongqing
Nanchang
Changsha
Fuzhou
Guangzhou
Kunming


40 Sales Professionals
39 Agents
End Users

Production Capacity and Output


('000 metric tons)
500
400
300
200
100
0
200
147
120
81
250
156
500
178
Hot-dip Galvanized Steel
Prepainted Galvanized Steel
Cold-rolled Steel
Acid-pickled Steel
Annual Capacity
Actual Production - 1H'08

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Product Pipeline – Development on Track

- Completion of installing new high-end HDG production system
    - Adds an incremental annual capacity of 400,000 metric tons
    - Capable of galvanizing both hot-rolled and cold-rolled steel
    - Capable of galvanizing with both zinc and aluminum
    - Expanding customer reach

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Financial Highlights

Revenue by Products


(USD million)
98.53
64.48
37.45
62.26
0
72.06
4.03
15.58
100
90
80
70
60
50
40
30
20
10
0
Hot-dip Galvanized Steel
Prepainted Galvanized Steel
Cold-rolled Steel
Acid-pickled Steel
1H'07
1H'08

Strong Revenue Growth



(USD millions)
(%)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
12
10
8
6
4
2
0
11.2
8.4
10.1
10.5
165.4
190.6
303.4
7.9
8.7
11.4
9.9
61.4
78.6
99.5
114.9
FY2004
FY2005
FY2006
FY2007
Q1 07
Q2 07
Q1 08
Q2 08
Revenue
Gross Margin

Track Record of Growth and Profitability



(USD millions)
(%)
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
10
9
8
7
6
5
4
3
2
1
0
-0.5
15.7
11.5
20.5
9.5
6.0
6.8
3
4.5
6.6
6.7
4.9
5.7
6.7
5.8
FY2004
FY2005
FY2006
FY2007
Q1 07
Q2 07
Q1 08
Q2 08
Net Income
Net Margins

Efficient Capital Expenditure


(Capex, USD millions)
(Capex as % of Revenue)
20
18
16
14
12
10
8
6
4
2
0
12%
10%
8%
6%
4%
2%
0%
19.0
9.9%
8.9
3.4
2.0%
2.9%
3.9
2.8%
0.4
0.2%
FY2005
FY2006
FY2007
1H'07
1H'08
Capex
Capex as % of Revenue

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Appendix

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Growth Strategy

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Proven Research and Development Capabilities

Proven Track Record of High Quality Production

- Customer-focused production process in compliance with international standards and procedures
  - Approved supplier to premier multinational manufacturers such as Midea, Hitachi, Samsung, LG

Highly Experienced R&D Staff

- R&D focused on new product features such as
  - Anti-static, green environment, etc.
- R&D focused on expanded application for various industries such as
  - Solar power, irrigation, precision manufacturing devices, etc.
- Process improvement focused on increasing capacities and product quality

Branding and Intellectual Property

- All products are sold under the trademark of
- Patents pending for 0.18mm-0.20mm (in thickness) HDG of cold-rolled steel
  - Common production range: 0.23mm –1.5mm in thickness

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Focused Strategy to be the Leading Producer of Specialty Steel Products



Focus on higher margin and high-end product offerings
Continue to increase cost competitiveness through vertical integration
Continue to enhance our leading technology
Expand our sales and marketing network
Continue to expand and diversify outside Chinese domestic market
Expand production capacity and improve production efficiency

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Investment Highlights

Investment Highlights

1. Leading Steel Finishing Company in the Rapidly Growing Steel Market
2. Nationwide Sales, Marketing, and Distribution Network
3. Diverse Portfolio of Marketed Products with Proven Track Record
4. Proven Research and Development Capabilities
5. High-quality, Proprietary Manufacturing Processes With Significant Cost Advantages
6. Operational Efficiency and a Track Record of Growth and Profitability
7. Experienced Management Team

Products

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Hot-dip Galvanized (HDG) Steel

- Commenced operation in June 2004 for corrosion-protection through zinc-coating
- Existing annual capacity of 200,000 tons of galvanizing cold-rolled only with zinc-coating only
- Planned annual capacity increase to 600,000 tons by 2H2008, with capability of galvanizing both cold-rolled and hot-rolled steels with both zinc and aluminum coatings
- Flexibility in adjusting production specifications to matching market demand from high-end customers
- Wide scope of specifications in terms of thickness and galvanized layer weight, compared to the typical industry standards

	Width (mm)	Thickness (mm)	Galvanized Layer Weight (g/m^2)
Sutor's Specification Capabilities	700-1,250	0.18-1.5	70-280
Typical Industry Specifications	700-1,250	0.3-1.2	100-180

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Pre-painted Galvanized (PPGI) Steel

- Commenced operation in May 2004
- Existing annual capacity of 120,000 tons
  - production line equipped with twice baking and coating technology, combined with indirect heating to enhance the color coated layers adhesiveness to the galvanized zinc
- Production consists of color-coating of HDG in accordance to customer requirements
  - we internally supplied approximately 38% of HDG to Sutor's PPGI production in Q2'08
- Typical PPGI specifications required by the customers, generally ranges from 700mm to 1,250mm in width and from 0.2mm to 1.2mm in thickness

Cold-rolled Steel

- Commenced operation in January 2007 to process different types of steels such as IF (interstitial-free) steel, mild steel and low alloy steel
- Existing annual capacity of 250,000 tons
  - Pro-rated average 1H2008 utilization rate is less than 100% but is expected to increase due to our planned HDG expansion
- Advanced equipment with digital processing for high reliability and stability
  - State-of-the-art shape control instruments such as ABB shape-meter for extreme detection and compensation during the production cycle
  - SONY positioning transmitter to control rolling gap
  - Thermo-radio thickness gauge with laser detection for precision
- Wide scope of specifications capabilities in terms of thickness and width, in matching market demand from high-end customers

	Width (mm)	Thickness (mm)
Sutor's Specification Capabilities	700-1,250	0.23-1.50
Typical Customer Specifications	1,000-1,250	0.25-1.30

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Acid-pickled (AP) Steel

- Commenced operation in September 2006 to remove scales, oxides, rust and other impurities from the steel surface
  - Hydrochloric acid is chosen due to the types of the cold-rolled steel being processed
- Existing annual capacity of 500,000 tons
  - Pro-rated average 1H2008 utilization rate is 71.24% but is expected to increase significantly due to our planned HDG expansion
  - Extended capacity designed for achieving economy of scale
- Automated digital production process adopts push-pull technique
  - leveraging advanced shallow-acid-cover turbulence pickling technology
  - Adopting constant temperature acid supplying system, providing steady quality of strip surface and stabilizing maximum operational speed of 180 m/min
- Wide scope of specifications capabilities in terms of thickness and width, in matching market demand from high-end customers

	Width (mm)	Thickness (mm)
Sutor's Specification Capabilities	700-1,400	1.5-5.0
Typical Customer Specifications	800-1,250	2.0-3.0

Integrated and Automated Production Process for Cost Competitiveness



Hot-rolled Steel (currently outsourced)
AP Steel
Acid Pickling
Annealing
Cold Rolling
Galvanizing
HDG Steel
Color Coating
Cold-rolled Steel
PPGI Steel
Denotes Process

Sutor Performs Specialized Steel Finishing Processes


Crude Sheet
Semifinished
Finished
Blooms
Billets
Ingots
Slab
Long
Wire Rod & Wire
Bars
Merchant Bar
Rebar
Structural
Flat
Plate
Heavy
Medium
Sheet
Hot Rolled
Acid-Pickled
Cold Rolled
Galvanized
Other Coated
•Pre-painted
Other
Rail
Pipe & Tube
Other

Production Facilities

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High-Quality Manufacturing Facilities

- Land: 356,152 square meters
  - Changshu Huaye manufacturing plant ~60,000 square meters.
  - Jiangsu Cold-rolled manufacturing plant ~80,000 square meters
  - All located in Dongbang Town, Changshu, China
- Significant capacity to accommodate substantial growth from key products
- Compliance to various standards
  - Passed SGS standard test for EU ROHS Directive on June 2006
  - ISO 9001:2000 Quality Management System Certificate on August 2005





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Management Team

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Experienced Management Team

Our management team has extensive experience in China's steel industry and a solid understanding of both Chinese and international industry best practice

Chen, Lifang
Chairman

- Chairman of the Company since February 1, 2007
- Vice President of Shanghai Huaye since June 2001
- From September 1993 to May 2001, Director of the civil administrative bureau of Xiaoshan District, Hangzhou city
- Doctorate degree in business management from Century University of America

Guo, Liuhua
CEO & President

- Appointed as CEO on June 18, 2007
- Previously served as Company CTO since February 1, 2007
- Served as CTO of subsidiary Changshu Huaye since 2002
- Served as Deputy CTO of Bao Steel Huangshi Galvanized Steel Strip Co., Ltd. from 1998 to 2002
- Bachelor degree in engineering from Wuhan University of Science and Technology

Jiang, Yongfei
CFO, Treasurer & Secretary

- Appointed CFO, Treasurer and Secretary on February 1, 2007
- Previously served as CFO of Changshu Huaye since 2005
- Served as the finance manager of Guangzhou Huaye Trading Co., Ltd. from 2002 to 2005
- Worked as the finance manager at Zhejiang Guotai Seal Material Co. Ltd., an equipment manufacturer, from 1999 to 2002
- MBA from Hong Kong Industrial and Commercial College

Zhang, Xun
CTO

- Appointed CTO on June 18, 2007
- Previously worked as Chief Project Engineer since April 2005
- Served as Deputy Chief Engineer at the project department of Baoshan Iron & Steel Co., Ltd. from 1995 to 2005
- Bachelor degree in engineering from Huazhong University of Science and Technology

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Sutor Technology Group Ltd.

Thank you

http://www.sutorcn.com/